UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 11, 2014

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

100 Somerset Corporate Blvd., Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3007

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 11, 2014, iGATE Corporation (“iGATE”) issued a press release describing a business relationship involving iGATE’s management of a large insurer’s long term care administration, a copy of which press release is attached as Exhibit 99.1. The relationship described in the press release arises from a Letter of Intent between the parties (the “LOI”). The business relationship contemplated by the LOI is subject to the execution of a definitive Master Outsourcing Services Agreement and the satisfaction of certain terms and conditions set forth in the LOI.

This information is being furnished under Item 8.01 “Other Events” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	iGATE Corporation press release dated June 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Senior Vice President - Legal & Corporate
Secretary

June 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	iGATE Corporation press release dated June 11, 2014.

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